Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income
Net realized gains (losses) on redemptions and sales of silver bullion
Change in unrealized gains (losses) on silver bullion (note 6)	123,466	(527,962)
Other income	168
	123,634	(527,962)
Expenses
Management fees (note 8)	15,801	15,729
Bullion storage fees	2,924	3,566
Sales tax	997	1,261
Listing and regulatory filing fees	242	292
Unitholder reporting costs	208	198
Administrative fees	125	145
Audit fees	68	82
Legal fees	20	260
Net foreign exchange losses (gains)	12	(5)
Independent Review Committee fees	10	12
Custodial fees	4	9
Trustee fees	4	4
	20,415	21,553
Net income (loss) and comprehensive income (loss)	$ 103,219	$ (549,515)
Weighted average number of Units	455,153,130	389,573,558
Increase (decrease) in total equity from operations per Unit	$ 0.23	$ (1.41)